                             INTERIM SERVICES INC.
                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION

     The following pro forma condensed consolidated statements of earnings of the Company for the six months ended June 27, 1997 and the year ended December 27, 1996 and the pro forma condensed consolidated balance sheet of the Company as of June 27, 1997 are based on historical financial statements of the Company and have been adjusted to reflect the acquisition of Michael Page and other acquisitions, and the sale of the Company's Healthcare Business.

     On September 26, 1997, Interim completed the sale of substantially all of its healthcare business. The consummation of the sale of IHNY has been postponed but is reflected in the following pro forma financial information as being sold with a promissory note receivable from Interim Healthcare Inc., a wholly-owned subsidiary of Catamaran Acquisition Corp (Refer to ITEM 2.).

     The pro forma condensed consolidated statements of earnings for the periods ended June 27, 1997 and December 27, 1996 give effect to each of these transactions as if such transactions had been completed as of December 28, 1996 and December 30, 1995. The pro forma condensed consolidated balance sheet as of June 27, 1997 gives effect to the sale of the Company's Healthcare Business as if it had been sold on June 27, 1997.

     The pro forma condensed consolidated financial information does not purport to represent the actual financial position or results of operations of the Company had the transactions assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma condensed consolidated financial information is based on certain assumptions and adjustments described in the notes hereto and should be read in conjunction therewith.

                              INTERIM SERVICES INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)






                                                        FOR THE SIX MONTHS ENDED JUNE 27, 1997
                         ---------------------------------------------------------------------------------------------------------
                                                    ACQUISITIONS
                                     --------------------------------------------     PRO FORMA     PRO FORMA EFFECT
                         HISTORICAL   MICHAEL           OTHER          PRO FORMA        AFTER         OF HEALTHCARE
                          INTERIM      PAGE   a)   ACQUISITIONS  a)   ADJUSTMENTS   ACQUISITIONS   BUSINESS DIVESTMENT   PRO FORMA
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------
Revenues from services   $  739,618  $  76,253     $  20,514          $  (107) b)   $  836,278      $  (125,842) h)     $  710,436
Cost of services            500,220     38,213        11,712             (107) b)      550,038          (74,868) h)        475,170
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------
  Gross Profit              239,398     38,040         8,802                -          286,240          (50,974)           235,266
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------


Selling, general and
  administrative
  expenses                  172,062     25,073         5,856               84  c)      203,075          (40,324) h)        162,751
Licensee commissions         20,462          -             -              (84) c)       20,378             (423) h)         19,955
Amortization of
  intangibles                 7,365          -             -            3,757  d)       11,122           (1,195) h)          9,927
Interest expense              6,460       (964)            -           13,182  e)       18,678           (3,462) i)         15,216
Merger expense                    -       5,064            -           (5,064) f)            -                -                  -
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------
                            206,349      29,173        5,856           11,875          253,253          (45,404)           207,849
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------


  Earnings before taxes      33,049       8,867        2,946          (11,875)          32,987           (5,570)            27,417

Income taxes                 14,602       4,593            -           (3,197) g)       15,998           (2,860) j)         13,138
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------


  Net earnings           $   18,447  $    4,274    $   2,946          $(8,678)      $   16,989      $    (2,710)        $   14,279
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------
                         ----------  -----------   ---------------    -----------   ------------   -------------------  ----------

Net earnings per common
  and common equivalant
  shares                 $     0.46                                                                                     $     0.36
                         ----------                                                                                     ----------
Weighted average shares
  outstanding                39,880                                                                                         39,880
                         ----------                                                                                     ----------
                         ----------                                                                                     ----------


            SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.

                              INTERIM SERVICES INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 27, 1997
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                               PRO FORMA EFFECT
                                 HISTORICAL     OF HEALTHCARE        PRO FORMA
                                  INTERIM     BUSINESS DIVESTMENT   AS ADJUSTED
                                -----------   -------------------  ------------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents      $    25,548     $  118,590  k)
                                                    (1,770) k)
                                                  (100,000) l)     $    42,368
 Receivables                        268,753        (47,769) k)
                                                    15,410  k)         236,394
 Insurance deposits                  21,449              -              21,449
 Other current assets                40,789         (1,707) k)
                                                     4,000  k)          43,082
                                -----------   -------------------  -----------
   TOTAL CURRENT ASSETS             356,539        (13,246)            343,293
INTANGIBLE ASSETS, NET              731,668        (40,337) k)         691,331
PROPERTY AND EQUIPMENT, NET          71,413         (9,116) k)          62,297
OTHER ASSETS                         36,436        (17,242) k)          19,194
                                -----------   -------------------  -----------
                                $ 1,196,056     $  (79,941)        $ 1,116,115
                                -----------   -------------------  -----------
                                -----------   -------------------  -----------


LIABILITIES AND STOCKHOLDERS'
  EQUITY
CURRENT LIABILITIES:
 Notes payable to banks
   and other                    $    31,900      $  (5,700) l)     $    26,200
 Accounts payable and other
   accrued expenses                  78,057         (5,159) k)
                                                    17,000  k)          89,898
 Accrued salaries, wages,
   and payroll taxes                 73,403         (7,782) k)          65,621
 Accrued Insurance                   23,980              -              23,980
 Accrued income taxes                19,534         12,000  k)          31,534
                                -----------   -------------------  -----------
   TOTAL CURRENT LIABILITIES        226,874         10,359             237,233
LONG-TERM DEBT                      524,458        (94,300) l)         430,158
DEFERRED TAX LIABILITY                4,155              -               4,155
STOCKHOLDERS' EQUITY:
 Common stock                           392              -                 392
 Additional paid-in capital         253,174              -             253,174
 Treasury stock                        (460)                              (460)
 Retained earnings                  182,397          4,000  k)         186,397
 Cumulative translation
   adjustment                         5,066                              5,066
                                -----------   -------------------  -----------
 TOTAL STOCKHOLDERS' EQUITY         440,569          4,000             444,569
                                -----------   -------------------  -----------
                                $ 1,196,056     $  (79,941)        $ 1,116,115
                                -----------   -------------------  -----------
                                -----------   -------------------  -----------

               SEE NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION.

                              INTERIM SERVICES INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                       FOR THE TWELVE MONTHS ENDED DECEMBER 27,1996
                         ---------------------------------------------------------------------------------------------------------
                                                     ACQUISITIONS
                                      --------------------------------------------     PRO FORMA     PRO FORMA EFFECT
                         HISTORICAL    MICHAEL           OTHER          PRO FORMA        AFTER         OF HEALTHCARE
                          INTERIM       PAGE   a)   ACQUISITIONS  a)   ADJUSTMENTS   ACQUISITIONS   BUSINESS DIVESTMENT   PRO FORMA
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------
Revenues from services   $ 1,147,151  $  221,745     $  64,922         $  (1,002) b)  $ 1,432,816     $  (231,268) h)    $1,201,548
Cost of services             795,789     153,162        21,984            (1,002) b)      969,933        (136,862) h)       833,071
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------
  Gross Profit               351,362      68,583        42,938                 -          462,883         (94,406)          368,477
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------


Selling, general and
  administrative
  expenses                   243,652      23,565        39,519              (553) m)      306,183         (72,029) h)       234,154
Licensee commissions          39,500           -             -              (870) c)       38,630            (990) h)        37,640
Amortization of
   intangibles                 8,802           -           135            13,865  d)       22,802          (2,288) h)        20,514
Interest expense, net          5,696      (2,469)          220            41,121  e)       44,568          (7,757) i)        36,811
Merger expense                 8,600           -             -                              8,600               -             8,600
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------
                             306,250      21,096        39,874            53,563          420,783         (83,064)          337,719
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------


  Earnings before taxes       45,112      47,487         3,064           (53,563)          42,100         (11,342)           30,758

Income taxes                  22,097      16,630             -           (13,758) g)       24,969          (5,711) j)        19,258
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------

  Net earnings           $    23,015  $   30,857     $   3,064         $ (39,805)     $    17,131     $    (5,631)       $   11,500
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------
                         -----------  -----------   ---------------    -----------   ------------   -------------------  ----------

Net earnings per common
   and common equivalant
   shares                $      0.69                                                                                     $     0.34
                         -----------                                                                                     ----------

Weighted average shares
  outstanding                 33,418                                                                                         33,418
                         -----------                                                                                     ----------
                         -----------                                                                                     ----------

            SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.

                              INTERIM SERVICES INC.
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION


a) Reflects the historical financial statements of the acquired companies. Michael Page's financial statements have been adjusted for differences between U.S. and U.K. Generally Accepted Accounting Principles. Michael Page's statement of income has been translated into U.S. dollars using average exchange rates for the period.

b) To eliminate royalties as a result of the repurchase of an Interim franchise.

c) To eliminate licensee commissions as a result of the repurchase of several Interim license operations.

d) To reflect amortization of goodwill and other intangibles generated by the acquisitions on a straight-line basis over a weighted average life of 40 years.

e) To reflect the pro forma effect of interest on the additional borrowings used to fund the acquisitions. Interest on the credit facilities is computed at LIBOR plus 95 basis points. The acquisitions were funded by borrowings of approximately $580 million under a $675 million syndicated credit facility entered into as of May 1, 1997. This credit facility consists of a revolving loan facility of $400 million (terminating in 2003) and a term loan of $275 million (due through 2002). Interest rates on amounts outstanding under the facility are based on LIBOR plus a variable margin.

f) To eliminate one-time costs incurred by Michael Page related to it being acquired by the Company.

g) To reflect the aggregate tax benefit associated with the pro forma adjustments to the statement of earnings.

h) To eliminate the results of operations of the healthcare business. A portion of the eliminated selling, general and administrative costs reflect corporate expenses that have been transferred to the healthcare business or that will be eliminated. These corporate expenses reflect management's best estimate of the costs no longer expected to be incurred by Interim subsequent to the disposition of the healthcare business.

i) To reduce interest expense due to the reduction of debt from cash flows generated from the sale.

j) To reflect the aggregate tax benefit of eliminating the healthcare business and reducing borrowings.

k) To reflect the stock sale of the company's healthcare business. The net book value of this business as of June 30, 1997 is not expected to vary materially with its book value as of the sale date. The sales price of $134 million was not adjusted for changes in the net book value.

    The estimated pro forma increase to retained earnings of $4 million is calculated as follows (in thousands):

          Proceeds:
               Cash                               $118,590
               Subordinated note for IHNY           15,410
                                                  --------
                                                   134,000
          Less:
               Estimated book value of
                  business sold (including cash)   105,000
               Transaction related costs            17,000
                                                  --------
                                                    12,000
          Income Tax Benefit (Expense):
               Current                             (12,000)
               Deferred                              4,000
                                                  --------

          Estimated net increase to retained
             earnings                               $4,000
                                                  --------
                                                  --------

    Transaction related costs include investment banking expenses, legal and audit fees, transaction related compensation costs and transaction related cost indemnifications.

l) To reflect the usage of the net cash proceeds after taxes and certain transaction related costs to reduce debt by approximately $100 million.

m) Represents the net adjustment (in thousands) to reflect: 1) a reclassification of licensee commissions as a result of repurchase of Interim licensees operations - $870; 2) the elimination of shareholder bonus for payment of taxes of an S-corporation - $(800); and 3) the elimination of legal fees related to a liability that was not assumed - $(623).